UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 1, 2004

                                  FIORANO INC.
          (Exact name of registrant as specified in its charter)

            Delaware                            000-50415                          98-0407798
  (State or other jurisdiction                 (Commission                     (IRS Employer ID No.)
       of Incorporation)                       File Number)

                          Suite 850 - 36 Toronto Street
                              Toronto, ON, M5C 2C5
             (Address and Telephone Number of Registrant's Principal
               Executive Offices and Principal Place of Business)


                                943 Delaware Rd.
                            Burbank, California 91504
          (Former name or former address, if changed since last report)

Item 5.01   Changes in Control of Registrant.

On November 1, 2004 (the "Effective Date"), pursuant to an agreement between Fiorano, Inc., Shawn Pecore and Portavie Technologies, Inc. ("Agreement"), Shawn Pecore purchased 100,000 shares of Fiorano, Inc. outstanding common stock for total consideration of $25,000. The 100,000 shares purchased in this transaction represent all of the issued and outstanding common stock.

Pursuant to the terms of the Agreement, Edward Ganter and Mary Rustia resigned from the Company's Board of Directors and Shawn Pecore was appointed to the Board of Directors of the Company. In addition, Shawn Pecore was appointed as President and Chief Executive Officer of Fiorano, Inc., and Edward Ganter and Mary Rustia resigned as Co-Presidents, Co-Chief Executive Officers and Co-Chief Financial Officers of Fiorano, Inc.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock on November 1, 2004, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company,
(iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.


                                NAME OF                       SHARES OF
TITLE OF CLASS             BENEFICIAL OWNER                 COMMON STOCK             PERCENT OF CLASS
--------------             ----------------                 ------------             ----------------
5% STOCKHOLDERS

Common                       Shawn Pecore                      100,000                     100%

DIRECTORS AND NAMED EXECUTIVE
OFFICERS

Common                       Shawn Pecore                      100,000                     100%


DIRECTORS AND                                                  100,000                     100%
OFFICERS AS A
GROUP


The following is a biographical summary of the directors and officers of the
Company:

Shawn Pecore

Mr. Pecore brings fifteen years of diversified financial and engineering experience. During the last eight years he has been involved with corporate & personal financial planning.


7.     Financial Statements and Exhibits

(a)   None
(b)   None
(c)   Exhibits


Number                Exhibit
------                -------

10.1                  Stock Purchase Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIORANO, INC.

                                            By:  /s/ Shawn Pecore
                                            ---------------------------
                                                     Shawn Pecore
                                                     President


November 12, 2004